Subsequent events	12 Months Ended
Mar. 31, 2018
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Subsequent events

33. Subsequent Events –

a) Vedanta Limited through its wholly owned subsidiary, Vedanta Star Limited (VSL), has acquired management control over Electrosteel Steels Limited (ESL) on June 4, 2018. Further, pursuant to the allotment of shares to VSL on June 15, 2018, the Group holds 90% of the paid up share capital of ESL through VSL. The acquisition will complement the Company’s existing Iron Ore business as the vertical integration of steel manufacturing capabilities.

ESL owns and operates a Greenfield integrated steel manufacturing facility near Bokaro, Jharkhand, India, which has a current capacity of 1.5 million tonnes per annum (MTPA). ESL was admitted under Corporate insolvency resolution process in terms of the Insolvency and Bankruptcy Code, 2016 of India and the insolvency proceedings were commenced against ESL pursuant to the order dated July 21, 2017 passed by the Hon’ble National Company Law Tribunal (NCLT). The NCLT vide its order dated April 17, 2018 approved the resolution plan submitted by the Company for acquiring the controlling stake of ESL. National Company Law Appellate Tribunal (NCLAT) in a challenge to the NCLT order dated April 17, 2018 vide its order dated May 30, 2018 allowed Vedanta Limited to acquire ESL by depositing the upfront payment to the Committee of Creditors.

Total cash consideration of ₹ 53,200 million ($ 817 million) has been paid for the acquisition and acquisition related costs of ₹ 165 million ($ 3 million) has been incurred for the transaction. Given the transaction was completed in June, 2018, the Company has not yet completed the purchase price allocation for ESL and hence, other disclosures as required under IFRS 3 have not been provided.

b) Refer note 3 W (xii) with respect to copper operations.